Redeemable Stock of Subsidiaries	12 Months Ended
Dec. 31, 2022
Temporary Equity [Abstract]
REDEEMABLE STOCK OF SUBSIDIARES	REDEEMABLE STOCK OF SUBSIDIARIES
The following table is a reconciliation of changes in redeemable stock of subsidiaries (in millions):

December 31,	2022	2021
Balance at the beginning of the period	$1,257	$872
Net loss	(87)	(6)
Other comprehensive income	40	19
Adjustments to redemption value	—	4
Distributions to holders of redeemable stock of subsidiaries	(64)	—
Acquisitions and reclassification of redeemable stock of subsidiaries	(60)	(211)
Contributions from holders of redeemable stock of subsidiaries	67	579
Sales of redeemable stock of subsidiaries	168	—
Balance at the end of the period	$1,321	$1,257
The following table summarizes the Company's redeemable stock of subsidiaries balances as of the periods indicated (in millions):

December 31,	2022	2021
IPALCO common stock	$782	$700
AES Clean Energy Development common stock	436	497
AES Clean Energy Development tax equity partnerships	86	—
Potengi common and preferred stock	17	—
AES Indiana preferred stock	—	60
Total redeemable stock of subsidiaries	$1,321	$1,257
AES Indiana — AES Indiana had $60 million of cumulative preferred stock outstanding as of December 31, 2021, which represented five series of preferred stock. The redemption of the preferred shares was considered to be not solely within the control of the issuer and the preferred stock was considered temporary equity. In December 2022, AES Indiana redeemed all of its outstanding preferred shares for $60 million. The preferred shares were retired upon redemption as there is no intention for the shares to be reissued. AES Indiana is reported in the Utilities SBU reportable segment.
AES Clean Energy Development Tax Equity Partnerships — The majority of solar projects under AES Clean Energy Development have been financed with tax equity structures, in which tax equity investors receive a portion of the economic attributes of the facilities, including tax attributes, that vary over the life of the projects. In some cases, these agreements contain certain partnership rights, though not currently in effect, that would enable the tax equity investor to exit in the future. As a result, the minority ownership interest is considered temporary equity.
In 2022, AES Clean Energy Development, through multiple transactions, sold noncontrolling interests in multiple project companies to tax equity partners, resulting in a $157 million increase to Redeemable stock of subsidiaries. AES Clean Energy Development is reported in the Renewables SBU reportable segment.
IPALCO — In December 2021, CDPQ made equity capital contributions of $34 million to AES U.S. Investments, subsequently contributed to IPALCO by AES U.S. Investments, and $48 million to IPALCO as part of a capital call to raise proceeds for AES Indiana's TDSIC and replacement generation projects. In December 2022, CDPQ made additional capital contributions of $77 million. The Company and CDPQ made capital contributions on a proportional share basis; therefore, the capital calls did not change CDPQ or AES' ownership interests in IPALCO. IPALCO is reported in the Utilities SBU reportable segment.
Potengi — In March 2022, Tucano Holding I (“Tucano”), a subsidiary of AES Brasil, issued new shares in the Potengi wind development project. BRF S.A. (“BRF”) acquired shares representing 24% of the equity in the project for $12 million, reducing the Company’s indirect ownership interest in Potengi to 35.5%. As the Company maintained control after the transaction, Potengi continues to be consolidated by the Company. As part of the transaction, BRF was given an option to sell its entire ownership interest at the conclusion of the PPA term. As a result, the minority ownership interest is considered temporary equity, which will be adjusted for earnings or losses allocated to the noncontrolling interest under ASC 810. Any subsequent changes in the redemption value of the exit rights will be recognized against permanent equity in accordance with ASC 480-10-S99, as it is probable that the shares will become redeemable. Potengi is reported in the Renewables SBU reportable segment.
Colon — In September 2021, the Company acquired the remaining 49.9% minority ownership interest in Colon, reducing the value of the Colon temporary equity to zero. See Note 17—Equity for further information. Colon is reported in the Energy Infrastructure SBU reportable segment.
AES Clean Energy Development — On February 1, 2021, the Company substantially completed the merger of the sPower and AES Renewable Holdings development platforms to form AES Clean Energy Development, which will serve as the development vehicle for all future renewable projects in the U.S. As part of the transaction, AlMCo, our existing partner in the sPower equity method investment, received a 25% minority ownership interest in the newly formed entity along with certain partnership rights, though not currently in effect, that would enable AIMCo to exit in the future. As a result, the minority ownership interest is considered temporary equity.
During the second quarter of 2021, the Company recorded measurement period adjustments to the estimated fair values of the sPower and AES Renewable Holdings development platforms and the value of the partnership rights initially recorded in the first quarter of 2021, which resulted in an $81 million increase in the value of the temporary equity. The temporary equity will be adjusted for earnings or losses allocated to the noncontrolling interest under ASC 810. Any subsequent changes in the redemption value of the exit rights will be recognized against permanent equity in accordance with ASC 480-10-S99, as it is probable that the shares will become redeemable. See Note 25—Acquisitions for further information. AES Clean Energy Development is reported in the Renewables SBU reportable segment.